INVESTOR PRESENTATION Fundamental Banking with Blue Ocean Opportunities November 2018 NASDAQ: MVBF

Forward-Looking Statements & Non-GAAP Financial Measures This Presentation contains forward‐looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward‐looking statements include information concerning possible or assumed future results of operations of MVB Financial Corp. (the “Company”) and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Presentation, the Company is making forward‐looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward‐looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward‐ looking statements can be found in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward‐looking statements. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this Presentation is subject to change. The Company uses certain non‐GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends, and facilitate comparisons with the performance of the Company’s peers. The non‐GAAP financial measures used may differ from the non‐GAAP financial measures other financial institutions use to measure their results of operations. Non‐GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non‐GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

MVB Today MVB is an innovative financial holding company that provides banking and mortgage services to individuals andcorporateclientsintheMid‐Atlantic region and Fintech clients throughout the United States. Why MVB? Locations: 15 branches, 17 mortgage offices • Consistent growth NASDAQ:  MVBF (1) • Long term history of strong asset quality Stock Price:  $18.32  Market cap:  $211.4M (1) • Attractive markets Shares outstanding:  11.5M • Culture for talent acquisition Total Assets:  $1.7B • Forward‐thinking approach to Fintech Tangible Book Value Per Share:  $12.48 (2) “The Fintech tsunami is brewing and banks are becoming yellow top taxis in an Uber world ‐ we  must modernize or become irrelevant!“ ‐Larry F. Mazza, CEO & President MVB Financial Corp., June 2018 (1) Stock price, from NASDAQ historical stock price data, Market cap, and Shares outstanding as of 10/31/18. Total Assets and Tangible Book Value as of 09/30/18. (2) Non‐GAAP financial measure. Please see "Non‐GAAP Reconciliations" in this presentation for details.

MVB’s Portfolio of Businesses Commercial and Retail Fintech • 12 Branches in WV and 3 in NoVA • Corporate deposits and payments focus  • 12 Commercial Lenders  • Non‐interest Income • Commercial:Loans, Deposits, and Non‐interest  • Investment Income Income • Dedicated team, including strong regulatory compliance • Retail: Deposits, Interchange and Fee Income, Small  Business Loans, and Consumer Loans Mortgage • Headquartered in Fairfax, VA • 17 Loan production offices in select markets • Non‐interest Income, Loans, Deposits • Five of the 10 wealthiest counties in the U.S. are  located in the Washington D.C. metro area,  according to Forbes' 2017 rankings (1) • Top 10 Largest Home Mortgage Lenders in  Greater D.C. ranked by 2017 metro‐area loan  volume (2) Complementary Business Lines that Diversify Balance Sheet and Earnings Streams (1) Washington Business Journal, 07/18/17. (2) Washington Business  Journal, 04/06/18.

Fintech Strategy Execution Keep Up Get Ahead 1. Offer Solutions to  3. Make Investments in  Strengthen Client  Fintech Companies Relationships GOAL Increase Positive  Exposure to  Fintech Trends 4. Become Banking  2. Utilize Productivity Partner for Fintech  Enhancing Tools Companies MVB’s Broad Definition of Fintech = Companies that manage or move money with technology

Fintech Client & Investment Attributes  Market leader with sustainability  Honor and prioritize compliance and regulation  High barriers to entry  Industries in sectors with large upside growth  Strong balance sheet with predictable free cash flow  Utilizing technology to change an established process  Displace cash and checks with digital transactions  Strong management teams  Growth that occurs regardless of economy; not recession proof, but recession resistant  Looking for trusted partnerships with “MOATS” that are win‐win

Fintech Differentiators – Distinct Not Extinct Opportunity in 2019 of $100M Growth Coming from Mix of NIB and Reasonably Priced IB Deposits Target Segments How We Grow & Portfolio Mix • Insiders to Fintech industry clients and technology partners • Robust pipeline • Highly skilled & non‐traditional bankers • Hospitality and Gaming – 35% • Fee enhancement opportunities * • Approximately 5% of Banks in the space • Corporate Payments – 25% • Dedicated vertical focused only on Fintech • Payments Processing – 15% How We Defend • Barriers to entry • Long sales cycle • Specialty Escrow – 15% • Technical expertise • Moats around our clients • Prepaid Cards –5% • Startup, “Yes, if” culture vs.  • Disrupting ourselves traditional, “No, because”  • Multiple “sticky” products culture • Crowd Funding –5% • Selected investments in high  • Needs based solution potential clients * Revenue enhancement opportunities (not modeled but considered) include ACH, Wire, Interchange income, and other transaction fees.

NIM Expansion - Outpacing Peers Four years of NIM expansion to continue with 10bp expansion in coming year 4.20% 4.09% 4.00% 3.90% 3.82% 3.79% 3.80% 3.69% 3.60% 108 bp 26 bp 3.53% 3.43% 3.40% Projected 3.27% YE 2019 3.22% 3.20% 3.07% 3.01% 3.00% 2014 2015 2016 2017 Q3 2018 MVBF Regional Peers Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion. Peer data reflects the most recent quarterly data publicly available.

Projected Deposit Growth with NIB Focus YE 2019 20% $1,195,257  $1,200,000 $1,121,580 18% $1,092,507 17.46% 16%  $1,000,000 $921,924 14% $771,004  $800,000 12% Deposits   thousands   in   NIB/Total Deposits Total 10%   of  $600,000 8.15%   %   Balance   a 8%   as    $400,000 NIB Average 6% 4%  $200,000 2%  $‐ 0% 2014 2015 2016 2017 YTD 2018 NOW Money market checking Savings IRAs CDs Noninterest bearing demand deposits NIB deposits as a % of total deposits Source: Company documents. NIB CAGR of 37.7% in four years YTD = Year to date as of September 30. Average balances.

Strong Record of Organic Growth $ in Millions Total Assets September 30, 2018 YoY Growth Highlights  $2,000 CAGR 18% $1,723  $1,534  Area Percent Increase $1,500 $1,384  $1,419  $1,110  Noninterest‐bearing Deposits 98.2% $987  $1,000 $727  $533  Service Fees 32.6% $500 $414  Loans 18.5% $0 Net Interest Income 15.4% 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 Equity 14.7% Net Income from Continuing Operations $10.0 CAGR 21% $9.0  $9.0  $8.0 $7.6  $6.6  $6.0 $4.2  $4.3  $4.0 Growth with Profitability Emphasis $2.7  $2.7  $2.2  $2.0 $0.0 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 3Q Note: YTD = Year to date as of September 30.

Financial Highlights

2018 Q3 Results

- Gross loans HFI increased 6.7% from prior quarter, 17.2% from year end, and 18.5% year-over-year
- Deposits increased 15.3% from prior quarter, 18.9% from year end, and 18.4% year-over-year
- Noninterest bearing deposits grew 46.9% from prior quarter, 91.2% from year end, and 98.2% year-over-year
- 2018 YTD net charge-offs of 0.06% of total loans
- Well-positioned with respect to the current interest rate environment

$ in thousands, except per share	FY 2016	FY 2017	2017 YTD	2018 YTD
Balance Sheet				
Total Assets	$1,418,804	$1,534,302	$1,471,590	$1,723,104
Gross Loans HFI	$1,052,865	$1,105,941	$1,094,467	$1,296,460
Total Deposits	$1,107,017	$1,159,580	$1,165,199	$1,379,186
Consolidated Capital (%)				
Tier 1 Risk-Based Ratio	11.92%	11.54%	11.79%	12.15%
CET 1 Ratio	10.11%	10.55%	10.76%	11.27%
Risk-Based Capital Ratio	15.36%	14.87%	15.18%	14.10%
Asset Quality (%)				
NPAs / Assets (1)	0.47%	0.72%	0.54%	0.85%
NCOs / Loans	0.24%	0.13%	0.10%	0.06%
Reserves / Gross Loans HFI	0.86%	0.89%	0.86%	0.88%
Profitability				
Net Income to Common Shareholders	$11,784	$7,077	$5,778	$8,638
ROAA (2)	0.91%	0.52%	0.57%	0.75%
ROAE (2)	10.50%	5.23%	5.73%	7.65%
Noninterest Inc. / Operating Rev. (3)	49.49%	47.44%	47.99%	44.36%
Net Interest Margin	3.22%	3.27%	3.29%	3.37%
Diluted EPS	$1.31	$0.68	$0.56	$0.77

Source: SEC filings and company documents.
Note: Reserves / Loans excludes loans held for sale. YTD = Year to date as of September 30.
(1) NPAs include non-accruing loans, 90+ days still accruing, and OREO.
(2) FY 2016 includes $3.9 million of net income from discontinued operations. Excluding this income, ROAA and ROAE would have been 0.63% and 7.30% for FY 2016 and 0.62% and 7.41% for YTD 2016.
(3) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in this presentation for details.

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Loan Portfolio Diversified Blend of Commercial and Residential Lending Net Loans Held for Investment  Loan Portfolio Composition $1,400 CAGR 18% 450% $1,285  CRE % 400% $1,200 Commercial  Capital $1,096    Real Estate $1,044  350% Commercial  $1,024  Business 29% Based $1,000 ‐ 33% 300% Risk   $792  $800 Total 250%   of   %   millions a   $617  200%   in $600 as   $442  Loans 150%   $371  RE $400   $292  100% Acquisition &  Consumer Development $200 1% 50% 8% Commercial Home Equity 4% Acquisition &  $0 0% Development ‐ 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 HVCRE Residential 2% Net Loans HFI CRE Loans as a % of Total Risk‐Based Capital 23% Source: Company documents and SNL Financial.

Commercial Real Estate Portfolio Diversification within CRE concentration CRE Loans AD&C Loans Office Commercial  Nursing Homes 26% Development 6% Hotels 13% Office Apartments &  12% 4% Multifamily Personal Lot Loans 5% 3% Residential ‐ Speculative 6% Apartments  Residential  Market Development Retail 16% 10% 15% Apartments Low  Retail Income 2% Storage Units 2% Storage Units 1% Other 2% 2% 1‐4 Family  Residential Owner  Nursing Homes Occupied 25% 50% Source: Company documents.

Asset Quality Trends

Non-Performing Loans / Total Loans



3.40%
2.90%
2.40%
1.90%
1.40%
0.90%
0.40%
-0.10%
2.86%
2.92%
2.33%
2.24%
2.35%
1.93%
1.35%
1.47%
0.88%
0.77%
0.14%
1.16%
0.99%
0.59%
0.88%
0.99%
2011
2012
2013
2014
2015
2016
2017
Q3 2018
MVBF
Regional Peers

NCOs / Average Loans



0.65%
0.55%
0.45%
0.35%
0.25%
0.15%
0.05%
-0.05%
0.52%
0.60%
0.31%
0.18%
0.10%
0.17%
0.12%
0.02%
0.35%
0.42%
0.25%
0.17%
0.07%
0.22%
0.12%
0.02%
2011
2012
2013
2014
2015
2016
2017
Q3 2018
MVBF
Regional Peers

Loan Loss Reserves / Gross Loans



1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
1.53%
1.53%
1.43%
1.25%
1.23%
1.07%
0.92%
0.99%
0.81%
0.91%
0.79%
0.78%
0.78%
0.86%
0.89%
0.88%
2011
2012
2013
2014
2015
2016
2017
Q3 2018
MVBF
Regional Peers

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.65%
2.61%
2.59%
2.16%
1.86%
1.71%
1.34%
1.13%
0.65%
0.50%
0.12%
0.89%
0.76%
0.47%
0.72%
0.85%
2011
2012
2013
2014
2015
2016
2017
Q3 2018
MVBF
Regional Peers

Note: Nonperforming assets include nonaccruals, OREO, and 90+ days past due.
Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion. Peer data reflects the most recent quarterly data publicly available.

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Retail Modernization Channel diversity • New leadership and commitment • Strategic locations for new Branch  Banking Centers • Enhance consumer lending, deposits,  and fee income • Mix of traditional and digital • Branch “lite” strategy Average Total Deposits per Branch ‐ $85.8 Million (1) Source: Company documents. (1) Year‐to‐date average balance as of 09/30/18. Excludes branches opened in 2018.

Mortgage Volume Analysis $ in Millions Historical Volume Comparison (1)  2018 Dollar Volume by State (1) $1,800 DC Other WV 6% 3% 7% $1,643  MD $1,600 $1,541  6% $1,400 $1,339  $1,200 $1,168  VA NC/SC $1,107  46% 32% $1,012  $1,000 $838  $800 2018 Dollar Volume by Transaction Type (2) Refinance $600 9% Construction  Refinance $400 15% $200 Purchase $0 Construction  59% 2013 2014 2015 2016 2017 2017 YTD 2018 YTD Origination 3Q 3Q 17% Source: Company documents. YTD totals as of September 30. (1) Volume displayed by dollars closed. (2) Volume displayed by number of loans closed.

Strategic Talent Acquisition An Independent Bank Mindset that embraces a “Yes, if” Culture PMG Acacia BB&T Branches Acquisitions 2012 2013 2015 Wells Fargo  Recent NOVA M&A  BB&T Insurance 2013 Disruption 2005 2017/2018 12 Team Members 23 Insurance Agents Lift Outs Sold in 2016 12 Team Members HNB VA Commerce 2009‐ 2011 2013 11 Team Members 5Team Members Significant Management Ownership Drives Entrepreneurial Spirit

Addressing Risk Management Cost of investing in the future and scalability Risk Mitigation Mortgage Volatility Diversified geographic portfolio Overhead management Retail partnership High quality loans Purchased loan focus CRE Concentration History of strong asset quality Management and monitoring of concentration levels Includes owner occupied 1‐4 family portfolio = $115.7M or 63% of capital Fintech Compliance/Regulatory Risk Investment in team Continuous communication with regulators Technical expertise and experienced Fintech industry partners Investing in regulatory technology enhancing compliance monitoring systems Fintech Client Retention Building moats around clients Extensive diligence for both parties adding to difficulty to switch Early adopter advantage Long technical sales cycle Fintech Concentration & Seasonality Limits on total accepted per client and industry Increased liquidity in investment portfolio Use Promontory Network as needed Off load to partner banks (like participations in lending) Operating Efficiency Modern, efficient branch network Technology focus Increased due to Mortgage subsidiary Fee expansion MVB’s performance to peers reflects “THE PRICE OF GROWTH”

“Being on Nasdaq and in the Russell 2000 Index are not a destination,  they are only one part of the journey. We are thinking bigger.”   ‐ Larry F. Mazza CEO and President, MVB Financial Corp., June 2018 upon inclusion in Russell 2000 Index Q&A Session Thank You for Joining Us Today

Appendix: Non-GAAP Reconciliation NONINTEREST INCOME / OPERATING REVENUE For the year ended, For the 9months ended, (Dollars in Thousands) 12/31/2016 12/31/2017 09/30/2017 09/30/2018 Total Noninterest Income 43,205 40,706 30,549 30,345 Less: Realized Gain on Securities (1,082) (731) (455) (327) Operating Noninterest Income 42,123 39,975 30,094 30,018 Net Interest Income 42,991 44,297 32,614 37,644 Plus: Operating Noninterest Income 42,123 39,975 30,094 30,018 Operating Revenue 85,114 84,272 62,708 67,662 Operating Noninterest Income 42,123 39,975 30,094 30,018 ÷ Operating Revenue 85,114 84,272 62,708 67,662 Noninterest Income / Operating Revenue (%) 49.49 47.44 47.99 44.36 TANGIBLE BOOK VALUE PER SHARE For the 9 months ended, (Dollars in Thousands) 09/30/2018 Goodwill 18,480 Core Deposit Intangibles 574 Total Intangibles 19,054 Total Equity 170,876 Less: Preferred Equity (7,834) Less: Total Intangibles (19,054) Tangible Common Equity 143,988 Tangible Common Equity 143,988 ÷ Common Shares Outstanding (000s) 11,537 Source: SEC filings and Company documents. Tangible Book Value per Share ($) 12.48

Contact Us MVB Financial Corp. 301 Virginia Avenue Fairmont, WV 26554 (304) 363‐4800 Investor Relations Lisa McCormick MVB Financial Corp. (304) 367‐8697 New Reston, VA Banking Office - Opened 2018